SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2002

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin 54495-8036 (Address of principal executive offices)

Registrant’s telephone number, including area code:  (715) 424-3636

Item 5.  Other Events and Regulation D Disclosure.

On August 7, 2002, Renaissance Learning, Inc. issued a press release announcing certain executive management changes which will become effective August 15, 2002.  A copy of the August 7, 2002 press release is attached hereto as an exhibit and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a)

Exhibits

  Exhibit No.

                     Description

                               99.1

Press Release dated August 7, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2002

RENAISSANCE LEARNING, INC.

By: /s/ Steven A. Schmidt

Steven A. Schmidt

Vice President, Chief Financial Officer

and Secretary

EXHIBIT INDEX

Exhibit No.

                                         Description

    99.1

                                             Press Release dated August 7, 2002.